SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (date or earliest event reported): 08/15/04 USAA AUTO OWNER TRUST 2004-2 (Exact name of registrant as specified in its charter)

STATE                         COMMISSION FILE NO.:         IRS EMPLOYEE I.D.:
(or otherjurisdiction         333-112241-02                N/A
of incorporation):
Delaware

One Rodney Square
920 King St., 1st Floor
Wilmington, Delaware 19801
Telephone No.: (302) 888-7536

Registrant's telephone number: (210) 498-2265

ITEM 5 - OTHER EVENTS

On August 15, 2004, the USAA Auto Owner Trust 2004-2 made the distribution to Certificateholders contemplated by the Sale and Servicing Agreement
(the "Sale and Servicing Agreement"), dated as of July 1, 2004, between USAAFederal Savings Bank, as Seller and Servicer (the "Bank"), and
JP Morgan Chase Bank of New York, as Indenture Trustee.

A copy of the Certificateholder Report for such Distribution Date delivered pursuant to Section 4.6 of the Sale and Servicing Agreement is being filed as an Exhibit to this Current Report on Form 8-K.

ITEM 7(C) - EXHIBITS

28.1 Certificateholder Report, dated August 15, 2004, delivered pursuant to
Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

USAA FEDERAL SAVINGS BANK


/s/ MICHAEL J. BROKER
--------------------------------------
By: Michael J. Broker
Title: Vice President - Banking Counsel

Date: August 16, 2004

                               INDEX TO EXHIBITS

Exhibit Description Sequentially Numbered

28.1 Certificateholder
Report, dated August 15, 2004 delivered pursuant to Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004, between USAA Federal Savings Bank, as Seller and Servicer, and JP Morgan Chase Bank of New York, as Indenture Trustee.

                          USAA Auto Owner Trust 2004-2
                  Seller & Servicer: USAA Federal Savings Bank
                     Indenture Trustee: JPMorgan Chase Bank
                            Monthly Servicer Report
Collection Period #                                                            1
Collection Period # Beginning Date                                      7/1/2004
Collection Period # End Date                                           7/31/2004
Distribution Date                                                      8/16/2004
Acceleration Event (1=yes; 0=no)?                                              -

I.  Available Amount in the Collection Account

A.  Credits
1.  Payments from Obligors Applied to Collection Period
    a. Principal Payments                                      $   45,572,284.54
    b. Interest Payments                                       $    7,569,650.15
                                                                 ---------------
    c. Total (a+b)                                             $   53,141,934.69
2.  Repurchase Amount From Repurchased Receivable
    a. Principal Payments                                      $ -
    b. Interest Payments                                       $ -
                                                                 ---------------
    c. Total (a+b)                                             $ -
3.  Recovery of Defaulted Receivable
    a. Principal Recovery Amount                               $ -
    b. Principal Balance of Defaulted Receivable               $       14,779.93
                                                                 ---------------
    c. Net Principal loss (Realized Loss)                      $       14,779.93
4a. Interest Advance by Servicer                               $ -
4b. Reimbursement of Interest Advance by Servicer              $ -
5.  Investment Earnings on Collection Account
    (as of month end)                                          $       14,716.92
6.  Overpayment from Obligors                                  $ -
7.  Net Adjustments
    a. to Interest Collections                                 $ -
    b. to Principal Collections                                $ -
8.  Withdrawal From Yield Supplement Account                   $      249,139.76
9.  Total Credits (sum 1 through 8)                            $   53,405,791.37

B.  Debits
1.  Overpayment from Obligors                                  $ -
2.  Reimbursement of Interest Advance by Servicer              $ -
3.  Total Debits                                               $ -
C.  Total Collections (A-B)                                    $   53,405,791.37
1.  Available Interest Collections                             $    7,584,367.07
2.  Available YSA Withdrawals                                  $      249,139.76
3.  Available Principal Collections                            $   45,572,284.54

II. Receivable Pool & Securities Balance
A.  Original Principal Pool Balance                            $1,488,749,155.84
B.  Principal Pool Balance as of
    the Beginning of the Collection Period                     $1,488,749,155.84
C.  Principal Pool Balance as of the End
    of the Collection Period                                   $1,443,162,091.37
D.  Aggregate Securities Balance as of
    the Beginning of the Collection Period                     $1,488,749,155.84
E.  Aggregate Securities Balance as of
    the End of the Collection Period                           $1,443,162,091.37
F.  Aggregate Notes Balance as of the
    Beginning of the Collection Period                         $1,436,640,000.00
G.  Aggregate Notes Balance as of the End of
    the Collection Period                                      $1,391,052,935.53

III. Class A and Class B Principal Balances For
     the Collection Period
A. Principal Balance
1. Class A-1 Beginning Balance                                 $  358,000,000.00
2. Class A-1 Ending Balance                                    $  312,412,935.53
3. Class A-2 Beginning Balance                                 $  386,000,000.00
4. Class A-2 Ending Balance                                    $  386,000,000.00
5. Class A-3 Beginning Balance                                 $  418,000,000.00
6. Class A-3 Ending Balance                                    $  418,000,000.00
7. Class A-4 Beginning Balance                                 $  274,640,000.00
8. Class A-4 Ending Balance                                    $  274,640,000.00
9. Class B Beginning Balance                                   $   52,109,155.84
10.Class B Ending Balance                                      $   52,109,155.84

IV.Reserve Account Balance For the Collection Period
A. Initial Reserve Account Deposit                             $    7,443,745.78
B. Beginning Reserve Account Balance                           $    7,443,745.78
C. Ending Reserve Account Balance                              $    7,443,745.78


V. Yield Supplement Account for the Collection Period
A. Initial Yield Supplement Amount                             $    4,718,278.40
B. Required Yield Supplement Amount as of the End
   of the Related Collection Period                            $    4,473,856.91
C. Required Yield Supplement Amount as of the End
   of the Prior Collection Period                              $    4,718,278.40

D. Beginning Yield Supplement Amount                           $    4,718,278.40
E. Investment Income on Yield Supplement Amount                $        1,592.77
F. Withdrawals From Yield Supplement Account
   (for deposit to Collection Account)                         $      249,139.76
G. Ending Yield Supplement Amount                              $    4,470,731.41

VI.Summary of Cash Disbursements
A. Available Collections                                       $   53,405,791.37
B. Total Required Payment (interest & servicing)               $    3,440,099.34
C. Withdrawals from Reserve Account
   (Total Required Payment minus Available Funds)              $ -
D. Funds Released From Reserve Account (to Seller)             $ -
                                                                 ---------------
E. Available Funds                                             $   53,405,791.37
F. Reimbursement of Servicer Advances on Defaulted Loans       $ -
G. Payment of Servicing Fee                                    $      620,312.15
H. Interest paid to Class A Notes
1. Class A-1 Notes                                             $      445,710.00
2. Class A-2 Notes                                             $      646,013.89
3. Class A-3 Notes                                             $      879,541.67
4. Class A-4 Notes                                             $      682,785.56
                                                                 ---------------
5. Total                                                       $    2,654,051.12
I. Priority Note Principal Payment Amount                      $ -
J. Interest paid to Class B Certificates                       $      165,736.07
K. Principal paid to Class A Notes Including
   Priority Note Principle Amounts
1. Class A-1 Notes                                             $   45,587,064.47
2. Class A-2 Notes                                             $ -
3. Class A-3 Notes                                             $ -
4. Class A-4 Notes                                             $ -
                                                                 ---------------
5. Total                                                       $   45,587,064.47
L. Principal paid to Class B Certificates                      $ -
M. Remaining Available Funds                                   $    4,378,627.56
N. Deposit from Remaining Available
   Collection to fund Reserve Account                          $ -
O. Remaining Available Funds Released to Seller                $    4,378,627.56

VII. Scheduled Monthly Interest Distribution
A. Available Collections                                       $   53,405,791.37

B. Reimbursement of Advance
1. Prior Advance Outstanding on Defaulted Loans                $ -
2. Reimbursement of Prior Advance Outstanding on Defaulted
   Loans from Available Funds                                  $ -
3. Remaining Prior Advance Outstanding  on Defaulted loans     $ -
4. Reimbursement of Prior Advance Outstanding on Defaulted
   loans from Reserve Account                                  $ -
5. Remaining Advance Outstanding  on Defaulted Loans           $ -

C. Total Reimbursement of Advance paid                         $ -

D. Remaining Available Collections                             $   53,405,791.37

E. Servicing Fee
1. Current Servicing Fee Accrued                               $      620,312.15
2. Unpaid Servicing Fees From Prior Collection Periods         $ -
3. Total Servicing Fee Due                                     $ 620,312.15
4. Payment of Servicing Fee from Available Funds               $ 620,312.15
5. Payment of Servicing Fee from Reserve Account               $ -
6. This period unpaid Servicing Fee                            $ -

F. Total Servicing Fee paid                                    $      620,312.15

G. Remaining Available Collections                             $   52,785,479.22

H. Class A Interest Distribution Amount
1. Class A-1 Coupon Rate                                                1.66000%
   a.Class A-1 Accrual Days                                                   27
2. Class A-1 Monthly Interest                                  $      445,710.00
3. Class A-1 Interest Carryover Shortfall                      $ -
4. Class A-1 Interest on Interest Carryover Shortfall          $ -
5. Class A-1 Interest Distributable Amount                     $      445,710.00
6. Payment of Class A-1 Interest Distributable Amount
   from Available Funds                                        $      445,710.00
7. Payment of Class A-1 Interest Distributable
   Amount from Reserve Account                                 $ -
8. This period Class A-1 Interest Carryover Shortfall          $ -

1. Class A-2 Coupon Rate                                                   2.41%
   a.Class A-2 Accrual Days                                                   25
2. Class A-2 Monthly Interest                                  $      646,013.89
3. Class A-2 Interest Carryover Shortfall                      $ -
4. Class A-2 Interest on Interest Carryover Shortfall          $ -
5. Class A-2 Interest Distributable Amount                      $      646,013.89
6. Payment of Class A-2 Interest Distributable Amount
   from Available Funds                                        $      646,013.89
7. Payment of Class A-2 Interest Distributable Amount
   from Reserve Account                                        $ -
8. This period Class A-2 Interest Carryover Shortfall          $ -

1. Class A-3 Coupon Rate                                                   3.03%
   a. Class A-3 Accrual Days                                                  25
2. Class A-3 Monthly Interest                                  $      879,541.67
3. Class A-3 Interest Carryover Shortfall                      $ -
4. Class A-3 Interest on Interest Carryover Shortfall          $ -
5. Class A-3 Interest Distributable Amount                     $      879,541.67
6. Payment of Class A-3 Interest Distributable Amount
   from Available Funds                                        $      879,541.67
7. Payment of Class A-3 Interest Distributable Amount
   from Reserve Account              $ -
8. This period Class A-3 Interest Carryover Shortfall          $ -

1. Class A-4 Coupon Rate                                                   3.58%
   a. Class A-4 Accrual Days                                                  25
2. Class A-4 Monthly Interest                                  $      682,785.56
3. Class A-4 Interest Carryover Shortfall                      $ -
4. Class A-4 Interest on Interest Carryover Shortfall          $ -
5. Class A-4 Interest Distributable Amount                     $      682,785.56
6. Payment of Class A-4 Interest Distributable Amount
   from Available Funds                                        $      682,785.56
7. Payment of Class A-4 Interest Distributable Amount
   from Reserve Account                                        $ -
8. This period Class A-4 Interest Carryover Shortfall          $ -

1. Total Class A Interest Distributable Amount                 $    2,654,051.12

1. Payment of Class A Interest Distributable Amount
   from Available Funds                                        $    2,654,051.12
2. Payment of Class A Interest Distributable Amount
   from Reserve Account                                        $ -
3. This period Class A Interest Carryover Shortfall            $ -

I. Total Interest paid to Class A Notes                        $    2,654,051.12

J. Remaining Available Collections                             $   50,131,428.10

K. Priority Note Principal Amount
1. Principal Pool Balance as of the End of the
   Collection Period                                           $1,443,162,091.37
2. Aggregate Note Balances as of the Beginning of
   the Collection Period                                       $1,436,640,000.00
3. Priority Note Principal Payment Amount Payable              $ -
4. Priority Note Principal Payment Amount
   From Available Funds                                        $ -
5. Payment of Priority Note Principal Payment Amount
   From Reserve Account                                        $ -
6. Aggregate Priority Note Principal Payment Amount            $ -

L. Remaining Available Collections                             $   50,131,428.10

M. Class B Interest Distribution Amount
1. Class B Coupon Rate                                                     4.58%
   a. Class B Accrual Days                                                    25
2. Class B Monthly Interest                                    $      165,736.07
3. Class B Interest Carryover Shortfall                        $ -
4. Class B Interest on Interest Carryover Shortfall            $ -
5. Class B Interest Distributable Amount                       $      165,736.07
6. Payment of Class B Interest Distributable Amount
   from Available Funds                                        $      165,736.07
7. Payment of Class B Interest Distributable Amount
   from Reserve Account                                        $ -
8. This period Class B Interest Carryover Shortfall            $ -

N. Total Interest paid to Class B Certificates                 $      165,736.07

O. Remaining Available Collections                             $   49,965,692.03

VIII.  Scheduled Monthly Principal Distributions

A. Remaining Available Collections                             $   49,965,692.03

B. Class A Principal Distribution Amount
1. Beginning Class A-1 Principal Balance                       $  358,000,000.00
2. Class A-1 Monthly Principal                                 $   45,587,064.47
3. Class A-1 Principal Carryover Shortfall                     $ -
4. Class A-1 Principal Distribution Amount                     $   45,587,064.47
5. Payment of Class A-1 Principal Distribution Amount
   from Priority Note Principal PaymetAccount                  $ -
6. Payment of Class A-1 Principal Distribution Amount
   from Available Funds                                        $   45,587,064.47
7. Payment of Class A-1 Principal Distribution Amount
   from Reserve Account                                        $ -
8. Class A-1 Principal Carryover Shortfall for the Period      $ -
9. Ending Class A-1 Principal Balance                          $  312,412,935.53
   Total Principal paid to Class A-1 Notes                     $   45,587,064.47

1. Beginning Class A-2 Principal Balance                       $  386,000,000.00
2. Class A-2 Monthly Principal                                 $ -
3. Class A-2 Principal Carryover Shortfall                     $ -
4. Class A-2 Principal Distribution Amount                     $ -
5. Payment of Class A-2 Principal Distribution Amount
   from Priority Note Principal Payment Account                $ -
6. Payment of Class A-2 Principal Distribution Amount
   from Available Funds                                        $ -
7. Payment of Class A-2 Principal Distribution Amount
   from Reserve Account                                        $ -
8. Class A-2 Principal Carryover Shortfall for the Period      $ -
9. Ending Class A-2 Principal Balance                          $  386,000,000.00
   Total Principal paid to Class A-2 Notes                     $ -

1. Beginning Class A-3 Principal Balance                       $  418,000,000.00
2. Class A-3 Monthly Principal                                 $ -
3. Class A-3 Principal Carryover Shortfall                     $ -
4. Class A-3 Principal Distribution Amount                     $ -
5. Payment of Class A-3 Principal Distribution Amount
   from Priority Note Principal Payment Account                $ -
6. Payment of Class A-3 Principal Distribution Amount
   from Available Funds                                        $ -
7. Payment of Class A-3 Principal Distribution Amount
   from Reserve Account                                        $ -
8. Class A-3 Principal Carryover Shortfall for the Period      $ -
9. Ending Class A-3 Principal Balance                          $  418,000,000.00
   Total Principal paid to Class A-3 Notes                     $ -

1. Beginning Class A-4 Principal Balance                       $  274,640,000.00
2. Class A-4 Monthly Principal                                 $ -
3. Class A-4 Principal Carryover Shortfall                     $ -
4. Class A-4 Principal Distribution Amount                     $ -
5. Payment of Class A-4 Principal Distribution Amount
   from Priority Note Principal Payme$t-Account
6. Payment of Class A-4 Principal Distribution Amount
   from Available Funds                                        $ -
7. Payment of Class A-4 Principal Distribution Amount
   from Reserve Account                                        $ -
8. Class A-4 Principal Carryover Shortfall for the Period      $ -
9. Ending Class A-4 Principal Balance                          $  274,640,000.00
   Total Principal paid to Class A-4 Notes                     $ -

1. Total Class A Principal Distribution Amount                 $   45,587,064.47
2. Payment of Class A Principal Distribution Amount
   from Available Funds                                        $   45,587,064.47
3. Payment of Class A Principal Distribution Amount
   from Priority Principal Payment Account                     $ -
4. Payment of Class A Principal Distribution Amount
   from Reserve Account                                        $ -

C. Total Principal paid to Class A Noteholders                 $   45,587,064.47

D. Remaining Available Collections                             $    4,378,627.56

E. Class B Principal Distribution Amount
1. Beginning Class B Principal Balance                         $   52,109,155.84
2. Class B Monthly Principal                                   $ -
3. Class B Principal Carryover Shortfall                       $ -
4. Total Class B Principal Distribution Amount                 $ -
5. Payment of Class B Principal Distribution Amount
   from Available Collections                                  $ -
6. Payment of Class B Principal Distribution Amount
   from Reserve Account                                        $ -
7. Class B Principal Carryover Shortfall for the Period        $ -
8. Ending Class B Principal Balance                            $   52,109,155.84
   Total Principal paid to Class B Notes                       $ -

F. Total Principal paid to Class B Certificates                $ -

G. Remaining Available Collections                             $    4,378,627.56

IX.Required Reserve Account Amount for Next
   Distribution Date
A. Reserve Account Required Amount.
1. Floor Amount = min(0.50% of Initial Pool Balance,
   Class A + Class B)                                          $    7,443,745.78
   (When trigger hit 0.50% increases to 0.75%)
2. Maximum Amount = 0.50% of Initial Pool Balance              $    7,443,745.78
3. Required Reserve Account Amount (Max: 1. or 2.)             $    7,443,745.78
4. Required Reserve Deposit Amount                             $ -
5. Withdrawal of funds in Reserve Account in Excess of
   Required Reserve Account Balance                            $ -

B. Reserve Account Triggers
1. Average Three Period Delinquency Percentage                             0.00%
2. Delinquency Percentage Trigger                                          1.25%
3. Average Three Period Charge Off Rate                                    0.00%
4. Charge Off Rate Trigger                                                 1.25%
5. Required Reserve Account Percentage Specified                           0.75%
6. Has trigger #1 or #3 been hit this
   collection period (Y=0, N=1)                                                1
7. Reserve Account Trigger Amount
   (if 1. > 2. or 3. > 4. then 0.75% of Initial
   Pool Balance until 1. < 2 and 3. < 4.for six
   consecutive collection periods else 0)

C. Required Reserve Account Amount for Next Period
   (Max: A or B)                                               $    7,443,745.78

D. Remaining Available Collections                             $    4,378,627.56

E. Reserve Account Activity
1. Beginning Reserve Account Balance                           $    7,443,745.78
2. Withdrawal from Reserve Account to
   reimburse Servicer Advance on Defaulted loans               $ -
3. Withdrawal from Reserve Account to pay Servicing Fee        $ -
4. Withdrawal from Reserve Account to pay Class A Interest     $ -
   a. Class A-1                                                $ -
   b. Class A-2                                                $ -
   c. Class A-3                                                $ -
   d. Class A-4                                                $ -
   e. Total                                                    $ -
5. Withdrawal from Reserve Account to pay Priority
   Note Principal                                              $ -
6. Withdrawal from Reserve Account to pay Class B Interest     $ -
7. Withdrawal from Reserve Account to pay Class A Principal    $ -
   a. Class A-1                                                $ -
   b. Class A-2                                                $ -
   c. Class A-3                                                $ -
   d. Class A-4                                                $ -
   e. Total                                                    $ -
8. Withdrawal from Reserve Account to pay Class B Principal    $ -
9. Deposit from Remaining Available Funds to fund
   Reserve Account                                             $ -
10. Withdrawal of funds in Reserve Account in Excess of
    Required Reserve Account Balance                           $ -
11.Ending Reserve Account Balance                              $    7,443,745.78

X. Delinquency and Default Information
A. Automobiles Delinquency Information
   Delinquency                                                 $
                                                                 ---------------
   31-60 days                                                  $      362,980.02
   61-90 days                                                  $ -
   91-120 days                                                 $ -
                                                                 ---------------
   Total                                                       $      362,980.02

   Delinquency                                                             Units
                                                                 ---------------
   31-60 days                                                                 25
   61-90 days                                                                  0
   91-120 days                                                                 0
                                                                 ---------------
   Total                                                                      25

B. Delinquency Percentage
1. Outstanding Principal Balance for Delinquency >=60 days     $ -
2. Pool Principal Ending Balance for Collection Period         $1,443,162,091.37
3. Delinquency Percentage (1/2)                                            0.00%
4. Outstanding Principal Balance for Delinquency >=90 days     $ -
5. Pool Principal Ending Balance for Collection Period         $1,443,162,091.37
6. Delinquency Percentage (4/5)                                            0.00%

XI.Portfolio Average Delinquency Ratio
A. Delinquency Ratio for 2 Collection Periods Prior                           NA
B. Delinquency Ratio for Prior Collection Period                              NA
C. Delinquency Ratio for Current Collection Period                         0.00%
D. Average Delinquency Ratio ((sum A through C)/3)                         0.00%

XII. Portfolio Average Net Loss Ratio
1. Principal Recoveries of Defaulted Receivable                $ -
2. Principal Balance of Defaulted Receivable                   $       14,779.93
3. Average Pool Balance for Collection Period                  $1,465,955,623.61
4. Net Loss Ratio ((2- 1)/3)                                               0.01%

A. Net Loss Ratio for 2 Collection Periods Prior                              NA
B. Net Loss Ratio for Prior Collection Period                                 NA
C. Net Loss Ratio for Current Collection Period                            0.01%
D. Average Net Loss Ratio ((sum A through C)/3)                            0.00%

   Weighted Average Coupon                                                 4.56%
   Weighted Average Remaining Maturity                                     52.81

On August 15, 2004, interest and principal paid on the underlying assets for the month of July 2004 were paid to you by the paying agent on behalf of JPMorgan Chase
Bank of New York, in its capacity as Indenture Trustee for the above referenced issue. The following information is being provided pursuant to Section 4.10 of the Sale and Servicing Agreement, dated as of July 1, 2004.
This payment per dollar current outstandings of your holdings is allocated as follows:

1) (a1)  Class A-1 Principal Payment                           $   45,587,064.47
         Principal Factor                                            0.127338169
         Class A-1 Outstanding Principal Balance               $  312,412,935.53
   (a2)  Class A-2 Principal                                   $ -
         Principal Factor                                                      0
         Class A-2 Outstanding Principal Balance               $  386,000,000.00
   (a3)  Class A-3 Principal                                   $ -
         Principal Factor                                                      0
         Class A-3 Outstanding Principal Balance               $  418,000,000.00
   (a4)  Class A-4 Principal                                   $ -
         Principal Factor                                                      0
         Class A-4 Outstanding Principal Balance               $  274,640,000.00

2)  (a1)  Class A-1 Interest                                   $      445,710.00
          Interest Factor                                               0.001245
    (a2)  Class A-2 Interest                                   $      646,013.89
          Interest Factor                                            0.001673611
    (a3)  Class A-3 Interest                                   $      879,541.67
          Interest Factor                                            0.002104167
    (a4)  Class A-4 Interest                                   $      682,785.56
          Interest Factor                                            0.002486111

3)  Class B Principal                                          $ -
    Principal Factor                                                           0
    Class B Outstanding Principal Balance                      $   52,109,155.84

4)  Class B Interest                                           $      165,736.07
    Interest Factor                                                  0.003180556

5) Fees and Compensation paid to Servicer                      $      620,312.15

6) (a) Interest Advance Amount                                 $ -
   (b) Aggregate Unreimbursed Advances
                   This Month                                  $ -
                   Previous Month                              $ -
                                                                 ---------------
                   Change From Previous Month                  $ -

7)  (a)  Pool Balance after this payment                       $1,443,162,091.37
    (b)  Pool Factor after this payment                              0.969378949

8) Reserve Account Activity
a. Beginning Reserve Account Balance                           $    7,443,745.78
b. Withdrawal from Reserve Account to reimburse Servicer
   Advance on Defaulted loans                                  $ -
c. Withdrawal from Reserve Account to pay Servicing Fee        $ -
d. Withdrawal from Reserve Account to pay Class A Interest     $ -
   a. Class A-1                                                $ -
   b. Class A-2                                                $ -
   c. Class A-3                                                $ -
   d. Class A-4                                                $ -
   e. Total                                                    $ -
e. Withdrawal from Reserve Account to pay Priority Note
   Principal Payments                                          $ -
f. Withdrawal from Reserve Account to pay Class B Interest     $ -
g. Withdrawal from Reserve Account to pay Class A Principal    $ -
   a. Class A-1                                                $ -
   b. Class A-2                                                $ -
   c. Class A-3                                                $ -
   d. Class A-4                                                $ -
   e. Total                                                    $ -
h. Withdrawal from Reserve Account to pay Class B Principal    $ -
i. Deposit from Remaining Available Funds to fund
   Reserve Account                                             $ -
j. Withdrawal of funds in Reserve Account in Excess of
   Required Reserve Balance                                    $ -
k. Ending Reserve Account Balance                              $    7,443,745.78
l. Percent of Pool Balance                                                 0.50%
m. Required Reserve Amount                                     $    7,443,745.78

9) (a) Aggregate Principal Balance Designated as Defaulted
       Receivable in current collection Period                 $       14,779.93
   (b) Aggregate Gross  Realized Losses                        $       14,779.93
   (c) Aggregate net Realized Losses                           $       14,779.93

10) Aggregate Repurchase Amount of Receivables                 $ -

11) Aggregate Collections                                      $   53,405,791.37